                                                                   EXHIBIT 10.17

                            OFFICE LEASE AGREEMENT


                                 FASKEN CENTER
                             TOWER ONE, SUITE 500

                             500 WEST TEXAS AVENUE
                             MIDLAND, TEXAS  79701

                                    BETWEEN

                              FASKEN CENTER, LTD.

                                      AND

                            TITAN EXPORATION, INC.

                          FASKEN CENTER OFFICE LEASE

                               TABLE OF CONTENTS


ARTICLE 1 - BASIC LEASE TERMS
-----------------------------
        LESSOR                                                          1
        LESSEE                                                          1
        01  MANAGER                                                     1
        01  BUILDING                                                    1
        01  LEASED PREMISES                                             1
        01  LEASE TERM                                                  1
        01  COMMENCEMENT DATE                                           1
        01  BASE RENT                                                   1
        01  SECURITY DEPOSIT                                            1
        01  PERMITTED USE                                               2
        01  COMMON AREAS                                                2
        01  GUARANTOR                                                   2
        01  OPERATING EXPENSE BASE                                      2
        01  PARKING                                                     2
ARTICLE 2 - GRANTING CLAUSE AND RENT PROVISIONS
-----------------------------------------------
        21  GRANT OF PREMISES                                           2
        22  BASE RENT                                                   2
        21  OPERATING EXPENSES                                          2
        21  DEFINITION OF OPERATING EXPENSES                            3
        21  LATE PAYMENT CHARGE                                         3
        21  INCREASE IN INSURANCE PREMIUMS                              3
        21  DELETED                                                     3
        21  HOLDING OVER                                                3
        21  PARKING                                                     4
ARTICLE 3 - OCCUPANCY, USE AND OPERATIONS
-----------------------------------------
        31  USE                                                         4
        31  SIGNS                                                       4
        31  COMPLIANCE WITH LAWS, RULES AND REGULATIONS                 4
        31  COMPLIANCE WITH ALL ENVIRONMENTAL LAWS, REGULATIONS,
              POLICIES, ORDERS, ETC.                                    4
        31  QUIET ENJOYMENT                                             4
        31  ACCEPTANCE OF PREMISES                                      4
        31  INSPECTION                                                  5
        31  SECURITY                                                    5
        31  PERSONAL PROPERTY TAXES                                     5
ARTICLE 4 - UTILITIES AND SERVICE
---------------------------------
        41  BUILDING SERVICES                                           5
        42  DELETED                                                     5
        41  JANITORIAL SERVICE                                          5
        41  EXCESSIVE UTILITY CONSUMPTION                               5
        41  WINDOW COVERINGS                                            5
        41  RESTORATION OF SERVICES; ABATEMENT                          6
        41  DELETED                                                     6
ARTICLE 5 - REPAIRS AND MAINTENANCE
-----------------------------------
        51  LESSOR REPAIRS                                              6
        52  LESSEE REPAIRS AND DAMAGES                                  6
ARTICLE 6 - ALTERATIONS AND IMPROVEMENTS
----------------------------------------
        61  CONSTRUCTION                                                6
        62  LESSEE IMPROVEMENTS                                         6
        61  COMMON AND SERVICE AREA ALTERATIONS                         7
ARTICLE 7 - CASUALTY; WAIVERS; SUBROGATION AND INDEMNITY
--------------------------------------------------------
        71  REPAIR ESTIMATE                                             7
        72  LESSOR'S AND LESSEE'S RIGHTS                                7

        71  LESSOR'S RIGHTS                                             7
        71  REPAIR OBLIGATION                                           7
        71  PROPERTY INSURANCE                                          7
        71  WAIVER; NO SUBROGATION                                      7
        71  DELETED                                                     8
        71  INSURANCE                                                   8
        71  AD VALOREM TAXES                                            8
ARTICLE 8 - CONDEMNATION
------------------------
        81  TAKING - LESSOR'S AND LESSEE'S RIGHTS                       8
        82  TAKING - LESSOR'S RIGHTS                                    8
        81  AWARD                                                       8
ARTICLE 9 - ASSIGNMENT OR SUBLEASE; SUBORDINATION OR NOTICE
-----------------------------------------------------------
        91  SUBLEASE; CONSENT                                           8
        92  DELETED                                                     9
        91  ADDITIONAL COMPENSATION                                     9
        91  LESSOR ASSIGNMENT                                           9
        91  RIGHTS OF MORTGAGEE                                         9
        91  MORTGAGEE'S RIGHT TO CURE                                   9
        91  ESTOPPEL CERTIFICATES                                       9
ARTICLE 10 - LIENS
------------------
        01  DELETED                                                     9
ARTICLE 11 - DEFAULT AND REMEDIES
---------------------------------
        01  EVENTS OF DEFAULT                                           9
        02  REMEDIES                                                   10
        01  PAYMENT BY LESSEE                                          10
        01  PERFORMANCE BY LESSOR                                      10
        01  POST JUDGMENT INTEREST                                     11
ARTICLE 12 - RELOCATION
-----------------------
        01  DELETED                                                    11
        02  DELETED                                                    11
ARTICLE 13 - DEFINITIONS
------------------------
        01  DELETED                                                    11
        02  ACT OF GOD OR FORCE MAJEURE                                11
        01  DELETED                                                    11
ARTICLE 14 - MISCELLANEOUS
--------------------------
        01  WAIVER                                                     11
        02  ACT OF GOD                                                 11
        01  ATTORNEY'S FEES                                            11
        01  SUCCESSORS                                                 11
        01  RENT TAX                                                   12
        01  INTERPRETATION                                             12
        01  NOTICES                                                    12
        01  SUBMISSION OF LEASE                                        12
        01  AUTHORITY                                                  12
        01  DELETED                                                    12
        01  DELETED                                                    12
        01  SEVERABILITY                                               12
        01  LESSOR'S LIABILITY                                         12
        01  SALE OF PROPERTY                                           12
        01  TIME IS OF THE ESSENCE                                     13
        01  SUBTENANCIES                                               13
        01  NAME                                                       13
        01  CHOICE OF LAW                                              13
        01  PRESUMPTIONS                                               13
        01  EXHIBITS                                                   13
        01  BROKERS                                                    13
ARTICLE 15 - SPECIAL PROVISIONS
-------------------------------
ARTICLE 16 - AMENDMENT AND LIMITATION OF WARRANTIES
---------------------------------------------------
        01  ENTIRE AGREEMENT                                           14
        02  AMENDMENT                                                  14
        01  LIMITATION OF WARRANTIES                                   14
        01  WAIVER AND RELEASES                                        15

EXHIBIT "A" - LAND DESCRIPTION
EXHIBIT "B" - SUITE DESCRIPTION
EXHIBIT "C" - BASE RENTAL
EXHIBIT "D" - CONSTRUCTION RIDER
BUILDING RULES AND REGULATIONS

                                 OFFICE LEASE


                     Fasken Center, Tower One  , Suite 500
                                         -----         ---
                 500 West Texas Avenue, Midland, Texas  79701


     This Lease ("Lease") is made as of the   4/th/   day of  April  , 1997
                  -----                      -------         -------      -
and between the Lessor and the Lessee named below.


                         ARTICLE 1 - BASIC LEASE TERMS


For the purposes of this Lease, the following terms shall have the meanings set forth below:


1.1  Lessor.
     ------

     Fasken Center, Ltd. , a Texas limited partnership whose address is P.O. Box 11227, Midland, Texas 79702.


1.2  Lessee.
     ------

      Titan Exploration, Inc.  ,  whose address is  500 West Texas Avenue, Suite
      -------------------------                     ----------------------------
500 ,  Midland, Texas 79701 .
-----                     --


1.3  Manager.
     -------

     Haley Properties, Inc., a Texas corporation whose address is P.O. Box 11227, Midland, Texas 79702.


1.4  Building.
     --------

     The Building (including the Leased Premises) known as Fasken Center, 500 West Texas Avenue, Midland, Texas 79701, located on the tract of land (the

"Land") described on Exhibit "A" hereto, together with all other buildings,
-----                -----------
structures, fixtures and other improvements located thereon from time to time. The Building and the Land are collectively referred to herein as the "Property".
                                                                      --------


1.5  Leased Premises.
     ---------------

     Approximately 44,270  square feet of Net Rentable Area in the Building as
                   ------
more fully described in Article 15, Section 15.2 and as more fully diagrammed on the floor plans of such premises attached hereto and made a part hereof as

Exhibit "B", on the floor(s) indicated thereon, together with a common area
-----------
percentage factor determined by Lessor. Said demised space represents approximately 10.501819 % of the Total Net Rentable Area, such Total Net
              ------------
Rentable Area of the Building being approximately 421,546 square feet.


1.6  Lease Term.
     ----------

      Five (5)  years and    Zero (0)   months, beginning on the Commencement
      --------             ------------
Date.


1.7  Commencement Date.
     -----------------

     If improvements are to be erected upon the Leased Premises pursuant to a separate Leasehold Improvements Agreement between Lessor and Lessee, as described in Section 6.1, and the "Commencement Date" shall be the earlier of the date Lessee begins operating its business in the Leased Premises or the scheduled "Commencement Date" as stated herein; and if no improvements are to be erected upon the Leased Premises pursuant to a Leasehold Improvements Agreement, the Commencement Date shall be the earlier of the date Lessee begins operating its business in the Leased Premises or March 15 , 1997 (the "Commencement
                                       -----------    -         ------------
Date").  The Commencement Date shall constitute the commencement of the term of
----
this Lease for all purposes, whether or not Lessee has actually taken possession. If this Lease is executed before the Leased Premises become vacant or otherwise available and ready for occupancy by Lessee, or if any present occupant of the Leased Premises holds over and Lessor cannot acquire possession of the Leased Premises before the Commencement Date, then (a) Lessee's obligation to pay rent hereunder shall be waived until Lessor tenders possession of the Leased Premises to Lessee, (b) the term shall be extended by the time between the scheduled Commencement Date and the date on which Lessor tenders possession of the Leased Premises to Lessee (which date will then be defined as the Commencement Date), (c) Lessor shall not be in default hereunder or be liable for damages therefore, and (d) Lessee shall accept possession of the Leased Premises when Lessor tenders possession thereof to Lessee.


1.8  Base Rent.
     ---------

     During the term of this Lease, Lessee hereby agrees to pay a Base Rental (herein called "Base Rental") in the amount set out in Exhibit "C", which
                -----------                                     ---
Exhibit is executed by Lessor and Lessee contemporaneously herewith and incorporated herein by reference for all purposes.


1.9  Security Deposit.
     ----------------

     Security Deposit is $ -0- .
                          -----


1.10  Permitted Use.
      -------------

     The Leased Premises are to be used and occupied by Lessee solely for the purposes of office space and a health and shower facility and for no other purpose without Lessor's expressed written consent.


1.11  Common Areas.
      ------------

     Such parking areas, streets, driveways, aisles, sidewalks, curbs, delivery passages, loading areas, lighting facilities, designated elevators, public corridors, stairwells, lobbies, restrooms, and all other areas situated on or in the Property which are designated by Lessor from time to time, for use by all tenants of the Property in common.


1.12  Guarantor.
      ---------

     The guarantor of Lessee's obligations under this Lease pursuant to a Guaranty of Lease, if any, executed for the benefit of Lessor. Said Guarantor
is, as of the date of execution hereof:   N/A  .
                                       --------


1.13  Operating Expense Base.
      ----------------------

          Base Year 1997   .
          ------------------


1.14  Parking.
      -------

     Lessor agrees to provide parking in the attached parking garage for up to
 Eighty-Five (85)   Contract parking spaces and up to   Eight (8)   Basement
 ------------------                                   -------------
parking spaces at the rate of $  -0-   per space per month.  In addition, Two
                               -------
(2) Reserved spaces on the ground floor level shall be provided for Lessee's pool cars.


               ARTICLE 2. - GRANTING CLAUSE AND RENT PROVISIONS


2.1  Grant of Premises.
     -----------------

     In consideration of the obligation of Lessee to pay the rent and other charges as provided in this Lease, and in consideration of the other terms and provisions of this Lease, Lessor hereby leases the Leased Premises to Lessee during the Lease Term, subject to the terms and provisions of this Lease.


2.2  Base Rent.
     ---------

     Lessee agrees to pay monthly as base rent during the term of this Lease the sum of money set forth in Section 1.8 of this Lease, which amount shall be payable to Lessor at the address shown in Section 1.1 above or at such address that Lessor in writing shall notify Lessee. One (1) monthly installment of rent shall be due and payable on the date of execution of this Lease by Lessee for the first month's rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date during the term of this Lease, without demand offset or reduction; provided, if the Commencement Date should be a date other than the first day of a calendar month, the monthly rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease. Unless otherwise specified, Lessee shall pay as additional rent all other sums due under this Lease at the same time and in the same manner as the base rent due hereunder. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly installment of rents herein stipulated shall be deemed to be other than a payment on account of the earliest stipulated rent and/or additional rent; nor shall any endorsement of payment on any check or any letter accompanying any check or payment as rent be deemed an accord or satisfaction and Lessor may accept such check for payment without prejudice to Lessor's right to recover the balance of such rent and/or additional rent or to pursue any other remedy provided in this Lease and/or under applicable law.


2.3  Operating Expenses.
     ------------------

     If Lessor's Operating Expenses per net rentable square foot for the Property, in any calendar year during the term of this Lease exceeds the Operating Expense Base, Lessee agrees to pay as additional rent Lessee's share of such excess operating expenses. As used herein, the term "Lessee's share of
                                                              -----------------
such excess Operating Expenses" means the amount by which Lessor's Operating
------------------------------
Expenses per net rentable square foot exceed the Operating Expense Base, multiplied by the net rentable square feet comprising the Leased Premises. Lessor may invoice Lessee monthly for Lessee's share of the estimated operating expenses for each calendar year, which amount shall be adjusted each year based upon anticipated operating expenses. Within one-hundred twenty (120) days following the close of each calendar year, Lessor shall provide Lessee an accounting showing in reasonable detail all computations of additional rent due under this section. Failure of Lessor to give Lessee said notice within said time period shall not be a waiver of Lessor's right to collect said additional rent. If the accounting shows that the total of the monthly payments made by Lessee exceeds the amount of the additional rent due by Lessee under this section, the accounting shall be accompanied by a refund. If the accounting shows that the total of the monthly payments made by Lessee is less than the amount of additional rent due by Lessee under this section, the accounting shall be accompanied by an invoice for the additional rent. Notwithstanding any other provisions in this Lease, during the year in which the Lease terminates, Lessor within six (6) months following the termination date, shall have the option to invoice Lessee for Lessee's share of the excess operating expenses based upon the previous year's operating expenses. If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any additional rent payable by Lessee applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of the calendar year to and including the termination date bears to 365. Lessee shall have the right at its own expense and within a reasonable time, to audit during Lessor's regular business hours Lessor's books relevant to the additional rent payable under this Section. Notwithstanding anything to the contrary contained in this Lease, if the Building is not occupied to the extent of ninety-five percent (95%) of the rentable area thereof, during any calendar year, Lessee's additional rent under this Section and the operating expenses shall be determined as if the Building had been occupied to the extent of ninety-five (95%) of the rentable area during such year. Lessee agrees to pay any additional rent due under this Section within thirty (30) days following receipt of the invoice or accounting showing additional rent due.


2.4  Definition of Operating Expenses.
     --------------------------------

     The term "Operating Expenses" includes all expenses incurred by Lessor with
               ------------------
respect to the maintenance, servicing, repairing and operation of the Property, including, but not limited to the following: maintenance, repair and replacement costs (other than major or substantive repair, replacement and general maintenance of the roof, foundation and exterior walls of the Building); electricity, fuel, water, sewer, gas and other utility charges; security, window washing and janitorial services; trash and snow and ice removal; landscaping and pest control; management fees payable to Lessor or third parties; wages and salaries of all employees employed by Manager or Lessor, engaged in the operation, repair, replacement, maintenance, and security of the Building, including taxes, insurance, and benefits relating thereto; all services, supplies, repairs, replacement or other expenses for maintaining and operating the Property including parking and common areas; the cost including interest, amortized over a reasonable period, of any capital improvement made to the Property by Lessor after the date of this Lease which is required under any governmental law or regulation that was not applicable to the Property at the time it was constructed; the cost, including interest, amortized over a reasonable period, of installation of any device or other equipment which improves the operating efficiency of any system applicable to the Leased Premises or the Property and thereby reduces operating expenses; all other expenses which generally would be regarded as operating and maintenance expenses which would be reasonably amortized over a period not to exceed five (5) years; all real property taxes and installments of special assessments, including dues and assessments by means of deed restrictions and/or owner's associations which accrue against the Property during the term of this Lease; governmental levies or charges of any kind or nature assessed or imposed on the Property, whether by state, county, city or any political subdivision thereof; and all insurance premiums Lessor is required to pay or deems necessary to pay including public liability insurance, with respect to the Property. The term operating expenses does not include the following: expenses for repairs, restoration or other work occasioned by fire, wind, the elements or other casualty to the extent they are covered by insurance proceeds; income and franchise taxes of Lessor; expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses and expenses for the renovating of space for new tenants; interest or principal payments on any mortgage or other indebtedness of Lessor; compensation paid to any employee of Lessor above the grade of property manager; any depreciation allowance or expense; operating expenses which are the responsibility of Lessee; or that portion of after hours charges specifically attributable to increased utility costs as calculated by Lessor.

     For the term of this Lease, Operating Expenses may not be increased by Lessor by more than the proportion of increase in the Consumer Price Index for Urban Wage Earners (("CPI-U") maintained by the United States Department of Labor, with a base month of December, 1997 for Operating Expenses within Lessor's control. That portion of the Excess Operating Expenses made up of Operating Expenses that are not within Lessor's control, i.e., Noncontrollable Expenses [increases in real property and ad valorem taxes, insurance, utilities (including water, sewer, electricity, natural gas fuel and trash hauling], third party contractors such as janitorial and mechanical, and government levies or charges of any kind or nature assessed or imposed on the property and directly paid by Lessor, whether by state, county, city or any political subdivision thereof, shall not be limited to the increase in the CPI as set forth above, and Lessee shall pay its full share of any Excess Operating Expenses for Noncontrollable Expenses.


2.5  Late Payment Charge.
     -------------------

     Other remedies for nonpayment of rent notwithstanding, if any monthly rental payment is not received by Lessor on or before the fifth (5th) day of the month for which the rent is due, or if any other payment hereunder due Lessor by Lessee is not received by Lessor on or before the fifth (5th) day of the month next following the month in which Lessee was invoiced, a late payment charge of ten percent (10%) of such past due amount shall become due and payable in addition to such amounts owed under this Lease. Alternatively, at Lessor's election, all payments required of Lessee hereunder shall bear interest from the date due until paid at the maximum lawful rate. In no event, however, shall the charges permitted under this Section 2.5 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful rate of interest.


2.6  Increase In Insurance Premiums.
     ------------------------------

     If an increase in any insurance premiums paid by Lessor for the Property is caused by Lessee's use of the Leased Premises or if Lessee vacates the Leased Premises and causes an increase in such premiums, then Lessee shall pay as additional rent the amount of such increase to Lessor and acceptance of such payment shall not constitute waiver of any of Lessor's other rights. Lessee agrees to pay any amount due under this Section within ten (10) days following receipt of the invoice showing the additional rent due.


2.7  Deleted.
     -------

2.8  Holding Over.
     ------------

     If Lessee does not vacate the Leased Premises upon the expiration or earlier termination of this Lease, Lessee shall be a tenant at will for the holdover period and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor (in addition to additional rent payable under Section 2.3 and any other sums payable under this Lease) as base rental for the period of such holdover an amount equal to two times the base rent which would have been payable by Lessee had the holdover period been a part of the original term of this Lease (without waiver of Lessor's right to recover damages as permitted by law). Upon the expiration or earlier termination of this Lease, Lessee agrees to vacate and deliver the Leased Premises, and all keys thereto, to Lessor upon delivery to Lessee of notice from Lessor to vacate. The rental payable during the holdover period shall be payable to Lessor on demand. No holding over by Lessee, whether with or without the consent of Lessor, shall operate to extend the term of this Lease. Lessee shall indemnify Lessor against all claims made by any tenant or prospective tenant against Lessor resulting from delay by Lessor in delivering possession of the Leased Premises to such other tenant or prospective tenant.


2.9  Parking.
     -------

     The parking spaces set forth in Section 1.14 shall be for Lessee and/or Lessee's employees and Lessor shall have the right to assign parking space as conditions permit. However, Lessor shall not be required to police the use of these spaces. Lessor may make, modify and enforce rules and regulations relating to the parking of automobiles in the parking area(s), and Lessee shall abide thereby. Lessor shall not be liable to Lessee or Lessee's agents, servants, employees, customers, or invitees for damage to person or property caused by any act omission or neglect of Lessee, and Lessee agrees to hold Lessor harmless from all claims for any such damage.


                  ARTICLE 3. - OCCUPANCY, USE AND OPERATIONS


3.1  Use.
     ---

     Lessee warrants and represents to Lessor that the Leased Premises shall be used and occupied only for the purpose as set forth in Section 1.10. Lessee shall occupy the Leased Premises, conduct its business and control its agents, employees, invitees, licensees and visitors in such a manner as is lawful, reputable and will not create a nuisance to other tenants in the Property. Lessee shall not solicit business, distribute handbills or display merchandise within the Common Areas, or take any action which would interfere with the rights of other persons to use the Common Areas. Lessee shall not permit any operation which emits any odor or matter which intrudes into other portions of the Property, use any apparatus or machine which makes undue noise or causes vibration in any portion of the Property or otherwise interfere with, annoy or disturb any other tenant in its normal business operations or Lessor in its management of the Property. Lessee shall neither permit any waste on the Leased Premises nor allow the Leased Premises to be used in any way which would, in the opinion of Lessor, be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the Property, or permit the storage of any hazardous materials or substances.


3.2  Signs.
     -----

     No signs of any type or description shall be erected, placed or painted in or about the Leased Premises except those signs submitted to Lessor in writing and approved by Lessor in writing, and which signs are in conformity with Lessor's sign criteria established for the Property. Lessor reserves the right to remove, at Lessee's expense, all signs other than signs approved in writing by Lessor under this Section 3.2 without notice to Lessee and without liability to Lessee for any damages sustained by Lessee as a result thereof. Notwithstanding anything contained herein to the contrary, Lessor shall permit Lessee to place a monument type sign on the premises. However, the size and location of such sign must be approved by Lessor and further shall be erected at Lessee's sole cost.


3.3  Compliance with Laws, Rules and Regulations.
     -------------------------------------------

     Lessee, at Lessee's sole cost and expense, shall comply with all laws, ordinances, orders rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over the use, condition or occupancy of the Leased Premises. Lessee shall procure at its own expense all permits and licenses required for the transaction of its business in the Leased Premises. Lessee will comply with the rules and regulations of the Property adopted by Lessor which are set forth on a schedule attached to this Lease. If Lessee is not complying with such rules and regulations, or if Lessee is in any way not complying with this Article 3, then notwithstanding anything to the contrary contained herein, Lessor, may, at its election, enter the Leased Premises without liability therefor and fulfill Lessee's obligations. Lessee shall reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee's obligations and agrees that Lessor shall not be liable for any damages resulting to Lessee from such action. Lessor shall have the right at all times to change and amend the rules and regulations in any reasonable manner as it may deem advisable for the safety, care, cleanliness, preservation of good order and operation or use of the Property or the Leased Premises. All changes and amendments to the rules and regulations of the Property will be forwarded by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee.


3.4 Compliance with all Environmental Laws, Regulations, Policies, Orders, etc.
    ---------------------------------------------------------------------------

     Lessee agrees that it will comply fully and promptly with any and all environmental laws, regulations, statutes, ordinances, policies and orders issued by any federal, state, county or local governmental authority; that it will obtain, maintain in full force and effect, and strictly comply with any and all governmental permits, approvals and authorizations necessary for the conduct of its business operations; that it will supply Lessor with copies of any such permits, approvals and authorizations; that it will promptly notify Lessor of the expiration or revocation of any such permits, approvals and authorizations; and that it will promptly notify Lessor and supply Lessor with a copy of any notice of violation of any environmental law, regulation, statute, ordinance, policy or order Lessee receives.


3.5  Quiet Enjoyment.
     ---------------

     Provided Lessee has performed all of the terms and conditions of this Lease to be performed by Lessee, Lessee shall peaceably and quietly hold and enjoy the Leased Premises for the term, without hindrance from Lessor or any party claiming by, through, or under Lessor, subject to the terms and conditions of this Lease and subject to all mortgages, deeds of trust, leases and agreements to which this Lease is subordinate and to all laws, ordinances, orders, rules and regulations of any governmental authority. Lessor shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Lessee's use and enjoyment of the Leased Premises.


3.6  Acceptance of Premises.
     ----------------------

     By occupying the Leased Premises, Lessee shall be deemed to have accepted the Leased Premises in their condition as of the date of such occupancy. Lessee shall execute and deliver to Lessor, within ten (10) days after Lessor has requested same, a letter confirming (i) the Commencement Date, (ii) that Lessee has accepted the Leased Premises, and (iii) that Lessor has performed all of its obligations with respect to the Leased Premises (except for items specified in such letter) if applicable.


3.7  Inspection.
     ----------

     Lessor or its authorized agents shall at any and all reasonable times have the right to enter the Leased Premises to inspect the same, to supply janitorial service or any other service to be provided by Lessor, to show the Leased Premises to prospective mortgagees, purchasers or prospective tenants, and to alter, improve or repair the Leased Premises or any other portion of the Property. Lessee hereby waives any claim for abatement or reduction of rent or for any damages for injury or inconvenience to or interference with Lessee's business, for any loss of occupancy or use of the Leased Premises, and for any other loss occasioned thereby. Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Leased Premises. Lessee shall not change Lessor's lock system or in any other manner prohibit Lessor from entering the Leased Premises. Lessor shall have the right at all times to enter the Leased Premises by any means in the event of an emergency without liability therefor.


3.8  Security.
     --------

     Lessor may, at its option, provide a security service or electronic security devices to supervise access to the Building during the weekends and after normal working hours during the week; provided, however, Lessor shall have no responsibility to prevent, and shall be indemnified by Lessee against liability to Lessee, its agents, employees, licensees and invitees for losses due to theft or burglary, or damages done by persons gaining access to the Leased Premises or the Building and the parking areas.


3.9  Personal Property Taxes.
     -----------------------

     Lessee shall be liable for all taxes levied against leasehold improvements, merchandise, personal property, trade fixtures and all other taxable personal property belonging to Lessee and located in the Leased Premises. If any such taxes for which Lessee is liable are levied against Lessor or Lessor's property and if Lessor elects to pay the same or if the assessed value of Lessor's property is increased by inclusion of personal property and trade fixtures placed by Lessee in the Leased Premises and Lessor elects to pay the taxes based on such increase, Lessee shall pay to Lessor, upon demand, that part of such taxes for which the Lessee is primarily liable pursuant to the terms of this Section. Lessee shall pay when due any and all taxes related to Lessee's use and operation of its business in the Leased Premises.


                      ARTICLE 4. - UTILITIES AND SERVICE


4.1  Building Services.
     -----------------

     Lessor shall provide water and electricity for Lessee during the term of this Lease. Lessee shall pay all telephone charges. Lessor shall furnish Lessee water at those points of supply provided for general use by other tenants in the Building, and central heating and air conditioning in season on business days during regular hours as are considered normal in Midland, Texas (7:00 a.m. to 6:00 p.m., Monday through Friday, 8:00 a.m. to 2:00 p.m. Saturday except for legal holidays) and at temperatures and in amounts as are considered by Lessor to be standard or in compliance with any governmental regulations, such service at times other than regular hours to be furnished upon request with not less than twenty-four (24) hours advance notice from Lessee, who shall bear the entire cost thereof (which cost shall include but not be limited to an amount that will fairly compensate Lessor for additional services, depreciation and replacement of capital items and any other costs attributable thereto) at the
rate not to exceed $25.00 per hour.   Lessor shall also provide routine
maintenance, painting and electric lighting service for all public areas and special service areas of the Property in the manner and to the extent deemed by Lessor to be standard. Lessor may, in its sole discretion, provide additional services not enumerated herein. Failure by Lessor to any extent to provide these defined services or any other services not enumerated, or any cessation thereof, shall not render Lessor liable in any respect for damages to either person or property, be construed as an eviction of Lessee, work an abatement of rent or relieve Lessee from fulfillment of any covenant in this Lease. If any of the equipment or machinery useful or necessary for provision of utility services, and for which Lessor is responsible, breaks down, or for any cause ceases to function properly, Lessor shall use reasonable diligence to repair the same promptly, but Lessee shall have no claim for rebate of rent or damages on account of any interruption in service occasioned from the repairs. Lessor reserves the right from time to time to make changes in the utilities and services provided by Lessor to the Property.


4.2  Deleted.
     -------


4.3  Janitorial Service.
     ------------------

     Lessor shall furnish janitorial services to the Leased Premises and public areas of the Building five (5) times per week during the term of this Lease, excluding holidays. Lessor shall not provide janitorial service to storage areas included in the Leased Premises.


4.4  Excessive Utility Consumption.
     -----------------------------

     Lessee shall pay all utility costs occasioned by electronic data processing equipment telephone equipment, special lighting and other equipment of high electrical consumption as determined by Lessor, whose electrical consumption exceeds normal office usage including (without limitation) the cost of installing, servicing and maintaining any special or additional inside or outside wiring or lines, meters or submeters, transformers, poles, air conditioning costs, or the cost of any other equipment necessary to increase the amount or type of electricity or power available to the Leased Premises.


4.5  Window Coverings.
     ----------------

     Lessor may (but shall not be obligated to) furnish and install window coverings on all exterior windows to maintain a uniform exterior appearance. Lessee shall not remove or replace these window coverings or install any other window covering which would affect the exterior appearance of the Building. Lessee may install lined or unlined draperies on the interior sides of the Lessor furnished window coverings for interior appearance or to reduce light transmission, provided such over draperies do not (in Lessor's determination) affect the exterior appearance of the Building or affect the operation of the Building's heating, ventilating and air conditioning systems.


4.6  Restoration of Services; Abatement.
     ----------------------------------

     Lessor shall use reasonable efforts to restore any service that becomes unavailable; however, such unavailability shall not render Lessor liable for any damages caused thereby, be a constructive eviction of Lessee, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Lessee to any abatement of Lessee's obligations hereunder. However, if Lessee is prevented from making reasonable use of the Leased Premises for more than thirty (30) consecutive days because of the unavailability of any such service, Lessee shall, as its exclusive remedy therefor, be entitled to a reasonable abatement of rent for each consecutive day (after such thirty (30) day period) that Lessee is so prevented from making reasonable use of the Leased Premises.


4.7  Deleted.
     -------


                     ARTICLE 5. - REPAIRS AND MAINTENANCE


5.1  Lessor Repairs.
     --------------

     Unless otherwise expressly stipulated herein, Lessor shall not be required to make any improvements to or repairs of any kind or character on the Leased Premises during the term of this Lease, except such repairs as may be for normal maintenance of the Common Areas which shall include the painting of and repairs to walls, floors, corridors, windows, and other structures and equipment within the Common Areas only, and such additional maintenance of the Common Areas as may be necessary because of damages by persons other than Lessee, its agents, employees, invitees, licensees or visitors. Lessor shall have no obligation to maintain or repair the Leased Premises except as set forth herein. Lessee will promptly give Lessor notice of any damage in the Leased Premises requiring repairs by Lessor. If the Building or the equipment used to provide the services referred to in Section 4.1 are damaged by acts or omissions of Lessee, its agents, customers, employees, licensees or invitees, then Lessee will bear the cost of such repairs. Lessor shall not be liable to Lessee, except as expressly provided in this Lease, for any damage or inconvenience, and Lessee shall not be entitled to any damages nor to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Lessor under this Lease. Lessor's cost of maintaining and repairing the items set forth in this section are subject to the operating expense provisions in Section 2.3. All requests for repairs or maintenance that are the responsibility of Lessor pursuant to any provision of this Lease must be made in writing to Lessor and Manager at the addresses in Section 1.1 and Section 1.3.


5.2  Lessee Repairs and Damages.
     --------------------------

     Lessee, at its own cost and expense, shall maintain the Leased Premises in a first-class condition (except for those items that are the responsibility of Lessor under Section 5.1) and shall repair or replace any damage or injury to all or any part of the Leased Premises and/or the Property, caused by any act or omission of Lessee or Lessee's agents, employees, invitees, licensees or visitors. Lessee shall not allow any damage to be committed on any portion of the Leased Premises or Property, and at the termination of this Lease, by lapse of time or otherwise, Lessee shall deliver the Leased Premises to Lessor in as good a condition as existed at the Commencement Date of this Lease, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the Leased Premises shall be borne by Lessee.


                   ARTICLE 6. - ALTERATIONS AND IMPROVEMENTS


6.1  Construction.
     ------------

     If any construction of tenant improvements is necessary for the initial occupancy of the Leased Premises, such construction shall be accomplished and the cost of such construction shall be borne by Lessor and/or Lessee in accordance with a separate "Leasehold Improvements Agreement" (herein so called
                            --------------------------------
and made a part hereof as Exhibit "D") between Lessor and Lessee.  Except as
                          ----------
expressly provided in this Lease or in the Leasehold Improvements Agreement (if any), Lessee acknowledges and agrees that Lessor has not undertaken to perform any modification, alteration or improvements to the Leased Premises, and Lessee further waives any defects in the Leased Premises (except in accordance with Section 6.2 below) and acknowledges and accepts (1) the Leased Premises as suitable for the purpose for which they are leased and (2) the Property and every part and appurtenance thereof as being in good and satisfactory condition. Upon the request of Lessor, Lessee shall deliver to Lessor a completed acceptance of premises memorandum in Lessor's standard form.


6.2  Lessee Improvements.
     -------------------

     Lessee shall not make or allow to be made any alterations, physical additions or improvements in or to the Leased Premises without first obtaining the written consent of Lessor, which consent may be denied in the sole and absolute discretion of Lessor. Any alterations, physical additions or improvements to the Leased Premises made by or installed by either party hereto shall remain upon and be surrendered with the Leased Premises and become the property of Lessor upon the expiration or earlier termination of this Lease without credit to Lessee; provided, however, Lessor, at its option, may require Lessee to remove any physical improvements or additions and/or repair any alterations in order to restore the Leased Premises to the condition existing at the time Lessee took possession, all costs of removal and/or alterations to be borne by Lessee. This clause shall not apply to moveable equipment, furniture or moveable trade fixtures owned by Lessee, which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default and if such equipment and furniture are not then subject to any other rights, liens and interests of Lessor. Lessee shall have no authority or power, express or implied, to create or cause any mechanic's or materialmen's lien, charge or encumbrance of any kind against the Leased Premises, the Property or any portion thereof. Lessee shall promptly cause any such liens that have arisen by reason of any work claimed to have been undertaken by or through Lessee to be released by payment, bonding or otherwise within thirty (30) days after request by Lessor, and shall indemnify Lessor against losses arising out of any such claim (including, without limitation, legal fees and court costs). If Lessee fails to timely take either such action, then Lessor may pay the lien claim without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be paid by Lessee to Lessor within ten (10) days after Lessor has delivered to Lessee an invoice therefor.


6.3  Common and Service Area Alterations.
     -----------------------------------

     Lessor shall have the right to decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in, about or on the Property or any part thereof, and to change, alter, relocate, remove or replace service areas and/or Common Areas, to place, inspect, repair and replace in the Leased Premises (below floors, above ceilings or next to columns) utility lines, pipes and the like to serve other areas of the Property outside the Leased Premises and to otherwise alter or modify the Property, and for such purposes to enter upon the Leased Premises and, during the continuance of any such work, to take such measures for safety or for the expediting of such work as may be required, in Lessor's judgment, all without affecting any of Lessee's obligations hereunder.


           ARTICLE 7. - CASUALTY; WAIVERS; SUBROGATION AND INDEMNITY


7.1  Repair Estimate.
     ---------------

     If the Leased Premises or the Building are damaged by fire or other casualty (a "Casualty"), Lessor shall, within sixty (60) days after such
             --------
Casualty, deliver to Lessee a good faith estimate (the "Damage Notice") of the
                                                        -------------
time needed to repair the damage caused by such Casualty.


7.2  Lessor's and Lessee's Rights.
     ----------------------------

     If a material portion of the Leased Premises or the Building is damaged by Casualty such that Lessee is prevented from conducting its business in the Leased Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Lessor estimates that the damage caused thereby cannot be repaired within 180 days after the commencement of repair, then Lessor may, at its expense, relocate Lessee to office space reasonably comparable to the Leased Premises, provided that Lessor notifies Lessee of its intention to do so in the Damage Notice. Such relocation may be for a portion of the remaining term or the entire term. Lessor shall complete any such relocation within ninety (90) days after Lessor has delivered the Damage Notice to Lessee. If such relocation is not for the remaining term, Lessor agrees to pay for Lessee's relocation back to the Leased Premises. If Lessor does not elect to relocate Lessee following such Casualty, then Lessee may terminate this Lease by delivering written notice to Lessor of its election to terminate within thirty
(30) days after the Damage Notice has been delivered to Lessee. If Lessor does not relocate Lessee and Lessee does not terminate this Lease, then (subject to Lessor's rights under Section 7.3) Lessor shall repair the Building or the Leased Premises, as the case may be, as provided below, and Basic Rental for the portion of the Leased Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless Lessee caused such damage, in which case, Lessee shall continue to pay rent without abatement.


7.3  Lessor's Rights.
     ---------------

     If a Casualty damages a material portion of the Building, and Lessor makes a good faith determination that restoring the Leased Premises would be uneconomical, or if Lessor is required to pay any insurance proceeds arising out of the Casualty to Lessor's Mortgagee, then Lessor may terminate this Lease by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Lessee, and Basic Rental hereunder shall be abated as of the date of the Casualty.


7.4  Repair Obligation.
     -----------------

     If neither party elects to terminate this Lease following a Casualty, then Lessor shall, within a reasonable time after such Casualty, commence to repair the Building and the Leased Premises and shall proceed with reasonable diligence to restore the Building and Leased Premises to substantially the same condition as they existed immediately before such Casualty; however, Lessor shall not be required to repair or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Lessee or other occupants in the Building or the Leased Premises, and the Lessor's obligation to repair or restore the Building or Leased Premises shall be limited to the extent of the insurance proceeds actually received by Lessor for the Casualty in question. However, in the event the Building or Leased Premises is not repaired to substantially the same condition as existing prior to the Casualty, then Lessee shall have the right to terminate this Lease.


7.5  Property Insurance.
     ------------------

     Lessor shall at all times during the term of this Lease insure the Property against all risk of direct physical loss in an amount and with such deductibles as Lessor considers appropriate; provided, Lessor shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee upon or within the Leased Premises, any fixtures installed or paid for by Lessee upon or within the Leased Premises, or any improvements which Lessee may construct on the Leased Premises. Lessee shall have no right in or claim to the proceeds of any policy of insurance maintained by Lessor even if the cost of such insurance is borne by Lessee as set forth in Article 2. Lessee at all times during the term of the Lease shall, at its own expense, keep in full force and effect insurance including self insurance against fire and such other risks as are from time to time included in standard all-risk insurance (including coverage against vandalism and malicious mischief) for the full insurable value of Lessee's trade fixtures, furniture, supplies and all items of personal property of Lessee located on or within the Leased Premises.


7.6  Waiver; No Subrogation.
     ----------------------

     Lessor shall not be liable to Lessee or those claiming by, through, or under Lessee or to Lessee's agents, employees, invitees or licensees for any injury to or death of any person or persons or the damage to or theft, destruction, loss, or loss of use of any property (a "Loss") caused by casualty,
                                                      ----
theft, fire, third parties, or any other matter beyond the control of Lessor, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any other cause, except if such Loss is caused by Lessor's gross negligence or willful misconduct. Lessor and Lessee each waives any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy that covers the Building, the Leased Premises, Lessor's or Lessee's fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof, regardless of whether the negligence or fault of the other party caused such loss. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.


7.7  Deleted.
     -------


7.8  Insurance.
     ---------

     Lessee shall at its expense procure and maintain throughout the term comprehensive general liability insurance in amounts of not less than $ 500,000, insuring Lessee and Lessor and Lessor's agents against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Leased Premises. Lessee's insurance shall provide primary coverage to Lessor when any policy issued to Lessor provides duplicate or similar coverage, and in such circumstance Lessor's policy will be excess over Lessee's policy. Lessee shall furnish certificates of such insurance and such other evidence satisfactory to Lessor of the maintenance of all insurance coverage required hereunder, and Lessee shall obtain a written obligation on the part of each insurance company to notify Lessor at least fifteen (15) days before cancellation or a material change of any such insurance.


7.9 Ad Valorem Taxes.
    ----------------

     Lessee hereby waives any right it may have to contest the appraised value of the Property or Building as the appraised value may be determined by any taxing authority.


                           ARTICLE 8. - CONDEMNATION

8.1  Taking - Lessor's and Lessee's   Rights.
     ---------------------------------------

     If any part of the Building is taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), and such Taking prevents Lessee from conducting
                    ------
its business in the Leased Premises in a manner reasonably comparable to that conducted immediately before such Taking, then Lessor may, at its expense, relocate Lessee to office space reasonably comparable to the Leased Premises, provided that Lessor notifies Lessee of its intention to do so within thirty
(30) days after the Taking. Such relocation may be for a portion of the remaining term or the entire term. Lessor shall complete any such relocation within ninety (90) days after Lessor has notified Lessee of its intention to relocate Lessee. If Lessor does not elect to relocate Lessee following such Taking, then Lessee may terminate this Lease as of the date of such Taking by giving written notice to Lessor within sixty (60) days after the Taking, and rent shall be apportioned as of the date of such Taking. If Lessor does not relocate Lessee and Lessee does not terminate this Lease, then Base Rental shall be abated on a reasonable basis as to that portion of the Leased Premises rendered untenantable by the Taking.


8.2  Taking - Lessor's Rights.
     ------------------------

     If any material portion, but less than all, of the Building becomes subject to a Taking, or if Lessor is required to pay any of the proceeds received for a Taking to Lessor's Mortgagee, then this Lease, at the option of Lessor, exercised by written notice to Lessee within thirty (30) days after such Taking, shall terminate and rent shall be apportioned as of the date of such Taking. If Lessor does not so terminate this Lease and does not elect to relocate Lessee, then this Lease will continue, but if any portion of the Leased Premises has been taken, Base Rental shall abate as provided in the last sentence of Section 8.1.


8.3  Award.
     -----

     If any Taking occurs, then Lessor shall receive the entire award or other compensation for the Land, the Building, and other improvements taken, and Lessee may separately pursue a claim against the condemnor for the value of Lessee's personal property which Lessee is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.


         ARTICLE 9. - ASSIGNMENT OR SUBLEASE; SUBORDINATION AND NOTICE


9.1  Sublease; Consent.
     -----------------

     Lessee shall not, without the prior written consent of Lessor (which shall not be unreasonably withheld), (i) advertise that any portion of the Leased Premises is available for lease, (ii) assign, sublease, or encumber this Lease or any estate or interest herein, whether directly or by operation of law,
(iii) permit any other entity to become Lessee hereunder by merger, consolidation, or other reorganization, (iv) sublet any portion of the Leased Premises, (v) grant any license, concession, or other right of occupancy of any portion of the Leased Premises, or (vi) permit the use of the Leased Premises by any parties other than Lessee (any of the events listed in clauses (ii) through
(vi) being a "Sublease").  If Lessee requests Lessor's consent to a Sublease,
              --------
then Lessee shall provide Lessor with a written description of all terms and conditions of the proposed Sublease, copies of the proposed documentation, and the following information about the proposed sublease: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Leased Premises; banking, financial, and other credit information; and general references sufficient to enable Lessor to determine the proposed sublessee's credit worthiness and character. Lessee shall reimburse Lessor for its attorneys' fees and other expenses incurred in connection with considering any request for its consent to a Sublease. If Lessor consents to a proposed Sublease, then the proposed sublessee shall deliver to Lessor a written agreement whereby it expressly assumes the Lessee's obligations hereunder; however, any sublessee of less than all of the space in the Leased Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Sublease, and only to the extent of the rent it has agreed to pay Lessee therefor. Lessor's consent to a Sublease shall not release Lessee from performing its obligations under this Lease, but rather Lessee and its sublessee shall be jointly and severally liable therefor. Lessor's consent to any Sublease shall not waive Lessor's rights as to any subsequent Subleases. If an Event of Default occurs while the Leased Premises or any part thereof are subject to a Sublease, then Lessor, in addition to its other remedies, may collect directly from such sublessee all rents becoming due to Lessee and apply such rents against rent. Lessee authorizes its sublessees to make payments of rent directly to Lessor upon receipt of notice from Lessor to do so.


9.2  Deleted.
     -------


9.3  Additional Compensation.
     -----------------------

     Lessee shall pay to Lessor, immediately upon receipt thereof, seventy-five per cent (75%) of all compensation received by Lessee for a Sublease that exceeds the rent allocable to the portion of the Leased Premises covered thereby.


9.4  Lessor Assignment.
     -----------------

     Lessor shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the Property. Any such sale, sublease or assignment shall operate to release Lessor from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer.


9.5  Rights of Mortgagee.
     -------------------

     Lessee accepts this Lease subject and subordinate to any recorded lease, mortgage or deed of trust lien presently existing, if any, or hereafter encumbering the Property and to all existing ordinances and recorded restrictions, covenants, easements, and agreements with respect to the Property, Lessor hereby is irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any mortgage or deed of trust lien hereafter placed on the Property. Upon any foreclosure, judicially or non-judicially, of any such mortgage, or the sale of the Property in lieu of foreclosure, or any other transfer of Lessor's interest in the Property, whether or not in connection with a mortgage, Lessee hereby does, and hereafter agrees to attorn to the purchaser at such foreclosure sale or to the grantee under any deed in lieu of foreclosure or to any other transferee of Lessor's interest, and shall recognize such purchaser, grantee, or other transferee as Lessor under this Lease, and no further attornment or other agreement shall be required to effect or evidence Lessee's attornment to and recognition of such purchaser or grantee as Lessor hereunder. Such agreement of Lessee to attorn shall survive any such foreclosure sale, trustee's sale, conveyance in lieu thereof, or any other transfer of Lessor's interest in the Property. Lessee, upon demand, at any time, before or after any such foreclosure sale, trustee's sale, conveyance in lieu thereof, or other transfer shall execute, acknowledge, and deliver to the prospective transferee and/or mortgagee the Lease Subordination, Non-disturbance and Attornment Agreement and any additional written instruments and certificates evidencing such attornment all on substantially the same terms as those herein as the mortgagee or other prospective transferee may reasonably require. Notwithstanding anything to the contrary implied in this Section, any mortgagee under any mortgage shall have the right at any time to subordinate any such mortgage to this Lease on such terms and subject to such conditions as the mortgagee in its discretion may consider appropriate.


9.6  Mortgagee's Right to Cure.
     -------------------------

     No act or omission by Lessor which would entitle Lessee under the terms of this Lease or any Laws to be relieved of Lessee's obligations hereunder, or to terminate this Lease, shall result in a release or termination of such obligations or this Lease unless: (a) Lessee first shall have given written notice of Lessor's act or omission to Lessor and all Lessor's Mortgagees whose names and addresses shall have been or will be furnished by Certified mail to Lessee; and (b) Lessor's Mortgagees, after receipt of such notice, fail to correct or cure the act or omission within a reasonable time thereafter (but in no event less than sixty (60) days). However, nothing contained in this Section shall impose any obligation on Lessor's Mortgagees to correct or cure any act or omission.


9.7  Estoppel Certificates.
     ---------------------

     Lessee agrees to furnish, from time to time (but no more frequently than two (2) times annually), within ten (10) days after receipt of a request from Lessor's or Lessor's Mortgagee, a statement certifying, if applicable, all of the following: Lessee is in possession of the Leased Premises; the Lease is in full force and effect; the Lease is unmodified (except as disclosed in such statement); Lessee claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one (1) month and will not be prepaid for more than one (1) month in advance; there is no existing default by reason of some act or omission by Lessor; that Lessor has performed all inducements required of Lessor, in connection with this Lease, including construction obligations, and Lessee accepts the Leased Premises as constructed; an acknowledgment of the assignment of rentals and other sums due hereunder to the mortgage and agreement to be bound thereby; an agreement requiring Lessee to advise the mortgagee of damage to or destruction of the Leased Premises by fire or other casualty requiring reconstruction; an agreement by Lessee to give the mortgagee written notice of Lessor's default hereunder and to permit mortgagee to cure such default within no less than sixty
(60) days after such notice before exercising any remedy Lessee might possess as a result of such default. Lessee's failure to deliver such statement, in addition to being a default under this Lease, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Lessor, that Lessor is not in default of any of its obligations under this Lease, and that Lessor has not received more than one (1) month's rent in advance.


                              ARTICLE 10. - LIENS


10.1  Deleted.
      -------


                      ARTICLE 11. - DEFAULT AND REMEDIES


11.1  Events of Default.
      -----------------

     Each of the following occurrences shall constitute an "Event of Default" :

     a. Lessee's failure to pay rent, or any other sums due from Lessee to Lessor under the Lease (or any other lease executed by Lessee for space in the Building), when due;

     b. Lessee's failure to perform, comply with, or observe any other agreement or obligation of Lessee under this Lease (or any other Lease executed by Lessee for space in the Building};

     c.   Deleted.

     d.   Deleted.

     e.   Deleted.

     a.   Lessee's dissolution or termination of existence.

     b. Lessee's failure to deliver such statement described in Section 9.6 Estoppel Certificates after thirty (30) days written notice.

11.2  Remedies.
      --------

     Upon any Event of Default, Lessor may, in addition to all other rights and remedies afforded Lessor hereunder or by law or equity, take any of the following actions:

     a. Terminate this Lease by giving Lessee written notice thereof, in which event, Lessee shall pay to Lessor the sum of (i) all rent accrued hereunder through the date of termination, (ii) all amounts due under Section 11.3., and
(iii) an amount equal to (A) the total rent that Lessee would have been required to pay for the remainder of the term discounted to present value at a per annum rate equal to ten per cent (10%), minus (B) the then present fair rental value of the Leased Premises for such period, similarly discounted; or

     b. Terminate Lessee's right to possession of the Leased Premises without terminating this Lease by giving written notice thereof to Lessee, in which event Lessee shall pay to Lessor (i) all rent and other amounts accrued hereunder to the date of termination of possession, (ii) all amounts due from time to time under Section 11.3., and (iii) all rent and other sums required hereunder to be paid by Lessee during the remainder of the term, reduced by any net sums thereafter received by Lessor through reletting the Leased Premises during such period. Lessor shall use reasonable efforts to relet the Leased Premises on such terms and conditions as Lessor in its sole discretion may determine (including a term different from the term, rental concessions, and alterations to, and improvement of, the Leased Premises); however, Lessor shall not be obligated to relet the Leased Premises before leasing other portions of the Building. Lessor shall not be liable for, nor shall Lessee's obligations hereunder be diminished because of, Lessor's failure to relet the Leased Premises or to collect rent due for such reletting. Lessee shall not be entitled to the excess of any consideration obtained by reletting over the rent due hereunder. Re-entry by Lessor in the Leased Premises shall not affect Lessee's obligations hereunder for the unexpired term; rather, Lessor may, from time to time, bring action against Lessee to collect amounts due by Lessee, without the necessity of Lessor's waiting until the expiration of the term. Unless Lessor delivers written notice to Lessee expressly stating that it has elected to terminate this Lease, all actions taken by Lessor to exclude or dispossess Lessee of the Leased Premises shall be deemed to be taken under this
Section 11.2b. If Lessor elects to proceed under this Section 11.2b., it may at any time elect to terminate this Lease under Section 11.2a.

     c. In addition to its rights under 11.2(a) and (b) above, Lessor may, without notice, alter locks or other security devices at the Leased Premises to deprive Lessee of access thereto, and Lessor shall not be required to provide a new key or right of access to Lessee so long as any Event of Default exists.


11.3  Payment by Lessee.
      -----------------

     Upon any Event of Default, Lessee shall pay to Lessor all costs incurred by Lessor (including court costs and reasonable attorneys' fees and expenses) in
(i) obtaining possession of the Leased Premises, (ii) removing and storing Lessee's or any other occupant's property, (including the cost of altering any locks or security devices), (iii) the reasonable cost of repairing, restoring, altering, remodeling, or otherwise putting the Leased Premises into rentable condition, (iv) if Lessee is dispossessed of the Leased Premises and this Lease is not terminated, reletting all or any part of the Leased Premises (including brokerage commissions, cost of tenant finish work to Building Standards, and other costs incidental to such reletting), (v) performing Lessee's obligations which Lessee failed to perform, and (vi) enforcing, or advising Lessor of, its rights, remedies, and recourse arising out of the Event of Default.


11.4  Performance by Lessor.
      ---------------------

     If Lessee defaults under this Lease, Lessor, without waiving or curing the default, may, but shall not be obligated to, perform Lessee's obligations for the account and at the expense of Lessee. Notwithstanding Section 11.1b, in the case of an emergency, Lessor need not give any notice prior to performing Lessee's obligations. Lessee irrevocably appoints Lessor and Lessor's successor and assigns, with full power of substitution, as Lessee's attorney-in-fact, coupled with an interest, to execute, acknowledge and deliver any instruments in connection with Lessor's performance of Lessee's obligations if Lessee is in default, and to take all other acts in connection therewith.


11.5  Post-Judgment Interest.
      ----------------------

     The amount of any judgment obtained by Lessor against Lessee in any legal proceeding arising out of Lessee's default under this Lease shall bear interest until paid at the maximum rate allowed by law, or, if no maximum rate prevails, at the rate of eighteen percent (18%) per annum. Notwithstanding anything to the contrary contained in any laws, with respect to any damages that are certain or ascertainable by calculation, interest shall accrue from the day that the right to the damages vests in Lessor, and in the case of any unliquidated claim, interest shall accrue from the day the claim arose.


                           ARTICLE 12. - RELOCATION


12.1  Deleted.
      -------


12.2  Deleted.
      -------


                           ARTICLE 13. - DEFINITIONS

13.1  Deleted.
      -------


13.2   Act of God or Force Majeure.
       ---------------------------

     An "act of God" or "force majeure" is defined for purposes of this Lease as
         ----------      -------------
including, by way of example, but not limited to strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections, and/or any other cause not reasonably within the control of Lessor or which by the exercise of due diligence Lessor is unable wholly or in part, to prevent or overcome.


13.3  Deleted.
      -------


                          ARTICLE 14. - MISCELLANEOUS


14.1   Waiver.
       ------

     Failure of Lessor to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Lessor shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in Article 11 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy hereunder or at law constitute forfeiture or waiver of any rent or damages accruing to Lessor by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Lessor to enforce one or more of the remedies provided hereunder or at law upon any event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms provisions and covenants contained in this Lease. Lessor may collect and receive rent due from Lessee without waiving or affecting any rights or remedies that Lessor may have at law or in equity or by virtue of this Lease at the time of such payment. Institution of a forcible detainer action to re-enter the Leased Premises shall not be construed to be an election by Lessor to terminate this Lease.


14.2  Act of God.
      ----------

     Lessor shall not be required to perform any covenant or obligation in this Lease, or be liable in damages to Lessee, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God, force majeure or by Lessee.


14.3  Attorney's Fees.
      ---------------

     If either Lessor or Lessee defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and either party places in the hands of any attorney the enforcement of all or any part of this Lease, the collection of any rent or other sums due or to become due or recovery of the possession of the Leased Premises, the defaulting party agrees to pay Lessor's costs of collection, including reasonable attorney's fees.


14.4  Successors.
      ----------

     This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and assigns.


14.5  Rent Tax.
      --------

     If applicable in the jurisdiction where the Leased Premises are situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent, additional rent, operating expenses or other charge upon which the tax is based as set forth above.


14.6  Interpretation.
      --------------

     The captions appearing in this Lease are for convenience only and in no way define, limit, construe or describe the scope or intent of any Section. Grammatical changes required to make the provisions of this Lease apply (1) in the plural sense where there is more than one tenant and (2) to limited liability companies, corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed. The laws of the State of Texas shall govern the validity, performance and enforcement of this Lease. This Lease shall not be construed more or less favorably with respect to either party as a consequence of the Lease or various provisions hereof having been drafted by one of the parties hereto.


14.7  Notices.
      -------

     All rent and other payments required to be made by Lessee shall be payable to Lessor, in care of Manager, at Manager's address set forth on page 1. All payments required to be made by Lessor to Lessee shall be payable to Lessee at Lessee's address set forth on page 1. Any notice or document (other than rent) required or permitted to be delivered by the terms of this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set forth on page 1 (or, in the case of Lessee, at the Leased Premises), or to such other addresses as the parties may have designated by written notice to each other, with copies of notices to Lessor being sent to Lessor's address as shown on page 1. Manager shall be a co-addressee with Lessor on all notices sent to Lessor by Lessee hereunder, and any notice sent to Lessor and not to Manager, also, in accordance with this section shall be deemed ineffective.


14.8  Submission of Lease.
      -------------------

     Submission of this Lease to Lessee for signature does not constitute a reservation of space or an option to Lease. This Lease is not effective until execution by and delivery to both Lessor and Lessee.


14.9  Authority.
      ---------

     If Lessee executes this Lease as a limited liability company, corporation or a partnership (general or limited), each person executing this Lease on behalf of Lessee hereby personally represents and warrants that: Lessee is a duly authorized and existing limited liability company, corporation or partnership (general or limited), Lessee is qualified to do business in the state in which the Leased Premises are located, the limited liability company, corporation or partnership (general or limited) has full right and authority to enter into this Lease, each person signing on behalf of the limited liability company, corporation or partnership (general or limited) is authorized to do so, and the execution and delivery of the Lease by Lessee will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement, or other contract or instrument to which Lessee is a party or by which Lessee may be bound. If any representation or warranty contained in this Section is false, each person who executes this Lease shall be liable, individually, as Lessee hereunder.


14.10 Deleted.
      -------


14.11 Deleted.
      -------


14.12 Severability.
      ------------

     If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. Each covenant and agreement contained in this Lease shall be construed to be a separate and independent covenant and agreement, and the breach of any such covenant or agreement by Lessor shall not discharge or relieve Lessee from Lessee's obligation to perform each and every covenant and agreement of this Lease to be performed by Lessee.


14.13 Lessor's Liability.
      ------------------

     If Lessor shall be in default under this Lease and, if as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the right, title, and interest of Lessor in the Property as the same may then be encumbered and neither Lessor nor any person or entity comprising Lessor shall be liable for any deficiency. In no event shall Lessee have the right to levy execution against any property of Lessor nor any person or entity comprising Lessor other than its interest in the Property as herein expressly provided.


14.14 Sale of Property.
      ----------------

     Upon any conveyance, sale or exchange of the Leased Premises or assignment of this Lease, Lessor shall be and is hereby entirely free and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence, or omission relating to the Leased Premises or this Lease occurring after the consummation of such sale or exchange and assignment.


14.15 Time is of the Essence.
      ----------------------

     The time of the performance of all of the covenants, conditions and agreements of this Lease is of the essence of this Lease.


14.16 Subtenancies.
      ------------

     At Lessor's option, the voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger of estates and shall operate as an assignment of any or all permitted subleases or subtenancies.


14.17 Name.
      ----

     Lessee shall not use the name of the Building or of the development in which the Building is situated, if any, for any purpose other than as an address of the business to be conducted by Lessee in the Premises.


14.18 Choice of Law.
      -------------

     This Lease shall be governed by the laws of the State of Texas applicable to transactions to be performed wholly therein.


14.19 Presumptions.
      ------------

     This Lease shall be construed without regard to any presumption or other rule requiring construction against the party drafting the document. It shall be construed neither for nor against Lessor or Lessee, but shall be given reasonable interpretation in accordance with the plain meaning of its terms and the intent of the parties.


14.20 Exhibits.
      --------

     All exhibits and any riders annexed to this Lease are incorporated herein by this reference.


14.21 Brokers.
      -------

     Lessee represents and warrants to Lessor that Lessee has had no dealings with any broker, finder, or similar person who is or might be entitled to a commission or other fee in connection with introducing Lessee to the Building or in connection with this Lease. Lessor shall pay the commission due Lessor's Broker pursuant to a separate agreement between Lessor and Lessor's Broker. Lessee shall indemnify Lessor for, and hold Lessor harmless from and against, any and all claims of any person other than Lessor's Broker who claims to have introduced Lessee to the Building or dealt with Lessee in connection with this Lease and all liabilities arising out of or in connection with such claims.


                       ARTICLE 15. - SPECIAL PROVISIONS


11 Prior Lease Agreement.
   ---------------------

     Upon execution, this Lease Agreement shall supersede and replace that certain prior lease agreement by and between the parties dated the 8 /th/ day of January, 1996 and such prior lease shall be considered canceled and of no further effect.


11 "Add-On Space".
   --------------

     Notwithstanding anything contained herein to the contrary, the approximately 44,270 square feet of Net Rentable Area referred to in Section 1.5 "Leased Premises" shall consist of approximately 14, 750 square feet located on Floor Five and approximately 7,872 square feet located on Floor Two known as the "Original Space" as well as all or a portion of approximately 6,888 square feet located on Floor Two and approximately 14,760 square feet located on Floor Four collectively known as the "Add-On Space".

     (a) The "Add-On Space" or any portion thereof shall be added to the Leased Premises within sixty (60) days of its release by the present tenant. It is hereby recognized by the parties hereto that such Add-On Space shall be released in increments and Lessee shall only be allowed to increase the Leased Premises square footage as the Add-On Space becomes available.

     (a) From the Commencement Date of this Lease until such time as Lessee increases their square footage by virtue of the Add-On Space provisions herein, Lessee shall only pay rent and its pro-rata share of the Operating Expenses on the Original Space and such amount of the Add-On Space as Lessee has assumed hereunder.

     (a) Lessee shall assume the Add-On Space at the same rental rate and under the same terms and conditions as set forth herein for the "Original Space".


11 Renewal Option.
   --------------

     Provided no Event of Default exists and Lessee is occupying the entire Premises at the time of such election, Lessee may renew this Lease for One (1) additional period of Five (5) years on the same terms provided in this Lease (except as set forth below), by delivering written notice of the exercise thereof to Lessor not later than 180 days before the expiration of the Term. On or before the commencement date of the extended term, Lessor and Lessee shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

     (a) The Basic Rental Rate payable for each month during the extended Term shall be at ninety-three and one/half per cent (93 1/2 %) of the then prevailing market rate.

     (a) Lessee shall have no further renewal options unless expressly granted by Lessor in writing; and

     (a) Lessor shall lease to Lessee the Leased Premises in their then current condition, and Lessor shall not provide to Lessee any allowances (e.g., moving allowance, construction allowance and the like) or other tenant inducements.

     Lessee's rights under this clause shall terminate if (I) this Lease or Lessee's right to possession of the Premises is terminated, (ii) Lessee assigns any of its interest in this Lease or sublets any material portion of the Premises, or (iii) Lessee fails to timely exercise its option under this Exhibit, time being of the essence with respect to Lessee's exercise thereof.


11 First Right of Refusal.
   ----------------------

     Lessee shall have First Right of Refusal on all space adjacent or
contiguous to the Leased Premises as that space shall become available   at a
Basic Rental Rate equal to ninety-three and one/half per cent (93 1/2 %) of the then prevailing market rate.


             ARTICLE 16. - AMENDMENT AND LIMITATION OF WARRANTIES


16.1  Entire Agreement.
      ----------------

     IT IS EXPRESSLY AGREED BY LESSEE, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES: THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENT OR PROMISES PERTAINING TO THE SUBJECT MATTER OF THIS LEASE OR OF ANY EXPRESSLY MENTIONED EXTRINSIC DOCUMENTS THAT ARE NOT INCORPORATED IN WRITING IN THIS LEASE.


16.2  Amendment.
      ---------

     THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LESSOR AND LESSEE.


16.3  Limitation of Warranties.
      ------------------------

     LESSOR AND LESSEE EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS OF A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LESSEE EXPRESSLY ACKNOWLEDGES THAT LESSOR HAS MADE NO WARRANTIES OR REPRESENTATIONS CONCERNING ANY HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL MATTERS AFFECTING ANY PART OF THE PROPERTY, AND LESSOR HEREBY EXPRESSLY DISCLAIMS AND LESSOR WAIVES ANY EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO ANY SUCH MATTER.


16.4  Waiver and Releases.
      -------------------

     LESSEE SHALL NOT HAVE THE RIGHT TO WITHHOLD OR TO OFFSET RENT OR TO TERMINATE THIS LEASE EXCEPT AS EXPRESSLY PROVIDED HEREIN. LESSEE WAIVES AND RELEASES ANY AND ALL STATUTORY LIENS AND OFFSET RIGHTS.


EXECUTED to be effective the date first above written.

LESSOR


FASKEN CENTER, LTD.
By:  550 Texas, Inc., General Partner


By:/s/ Wendell L. Brown, Jr.
   -------------------------------------
Name:  Wendell L. Brown, Jr.
       ---------------------------------
Title:  Vice President
        --------------------------------




LESSEE

TITAN EXPLORATION, INC.

By: /s/  William K. White
   -------------------------------------
Name:  William K. White
       ---------------------------------
Title:  Vice President
        --------------------------------

                                  EXHIBIT "A"

                               LEGAL DESCRIPTION

PHASE I:

Field Note description of the survey of the Midland National Bank Tower tract, consisting of Block 32 & 33, Original Town of Midland, Midland County, Texas, and being described more fully by metes and bounds as follows:

BEGINNING as a 1/2" reinf. bar at the SW corner of Block 32 for the SW corner of this tract, the same being the intersection of the North right-of-way line of W. Texas Ave. with the East right-of-way line of N. Carrizo Street;

THENCE  North 300 feet along the West line of Block 32 and the East ROW line of
N. Carrizo Street to a 1/2" reinf. bar set at the NW corner of Block 32 for the NW corner of this tract in the south right-of-way line of W. Illinois Ave;

THENCE East 680 feet along the South ROW line of W. Illinois Ave. and along the North line of Blocks 32 and 33 to a 1/2" reinf. bar in the West ROW line of N. Marienfeld Street for the NE corner of Block 33 and the NE corner of this tract;

THENCE  South 300 feet along the East line of Block 33 and the West ROW line of
N. Marienfeld Street to a 1/2" reinf. bar set at the SE corner of Block 33 for the SE corner of this tract in the North ROW line of W. Texas Ave.

THENCE West 680 feet along the North ROW line of W. Texas Ave. and along the South line of Block 32 and 33 to the PLACE OF BEGINNING.

LESS AND EXCEPT, HOWEVER, the following described property:

A tract of land out of Blocks 32 and 33, Original Town of Midland, as per plat recorded in Volume 2, Page 232, Deed Records of Midland County, Texas, also that portion of Pecos Street between said blocks and the 20-foot alleys in said blocks as abandoned by City Ordinance and recorded in Volume 294, Page 454, Deed Records of Midland County, Texas, as follows:

BEGINNING at a "X" marked in concrete for the NE corner of this Tract, same being the NE corner of the above said Block 33, at the intersection of the South right-of-way line of West Illinois Avenue and the West right-of-way line of North Marienfeld Street;

THENCE South 126.79 feet along said West right-of-way line of North Marienfeld Street to an "X" marked in concrete for the most easterly SE corner of this Tract;

THENCE West 155.92 feet to a "PK" nail set for an interior corner of this Tract;

THENCE South 45 degrees 00' W. 136.0 feet to a 1/2" reinf. bar set for another interior corner of this Tract;

THENCE South 77.05 feet to an "X" marked in concrete for the most southerly SE corner of this Tract in the North right-of-way line of West Texas Avenue;

THENCE West 277.92 feet along said North right-of-way line of West Texas Avenue to an "X" market in concrete for the SW corner of this Tract;

THENCE North 300.00 feet to an "X" marked in concrete for the NW corner of this Tract in the above said South right-of-way line of West Illinois Avenue:

THENCE East 530.0 feet along said South right-of-way line of West Illinois Avenue to the PLACE OF BEGINNING.

PHASE II:

A tract of land out of Blocks 32 and 33, Original Town of Midland, as per Plat recorded in Volume 2, Page 232, Deed Records of Midland County, Texas, also that portion of Pecos Street between said blocks and the 20-foot alleys in said block as abandoned by City Ordinance and recorded in Volume 294, Page 454, Deed Records of Midland County, Texas as follows:

BEGINNING at an "X" marked in concrete for the NE corner of this Tract, same being the NE corner of the above said Block 33, at the intersection of the South right-of-way line of West Illinois Avenue and the West right-of-way line of North Marienfeld Street;

THENCE South 126.79 feet along said West right-of-way line of North Marienfeld Street to an "X" marked in concrete for the most easterly SE corner of this Tract;

THENCE West 155.92 feet to a "PK" nail set for an interior corner of this Tract;

THENCE South 45 degrees 00' W. 136.0 feet to a 1/2" reinf. bar set for another interior corner of this Tract;

THENCE South 77.05 feet to an "X" marked in concrete for the most southerly SE corner of this Tract in the North right-of-way line of West Texas Avenue;

THENCE West 277.92 feet along said North right-of-way line of West Texas Avenue to an "X" marked in concrete for the SW corner of this Tract;

THENCE North 300.0 feet to an "X" marked in concrete for the NW corner of this Tract in the above said South right-of-way line of West Illinois Avenue;

THENCE East 530.0 feet along said South right-of-way line of West Illinois Avenue to the PLACE OF BEGINNING.

                                  EXHIBIT "B"

                                  FLOOR PLANS

                                 EXHIBIT "C"

                                 BASE RENTAL


The following Base Rental Provision are hereby incorporated in and made a part of the Lease Agreement by and between:

          Lessor:        Fasken Center, Ltd.
                         -------------------------------------

                         P. O. Box 11227
                         -------------------------------------

                         Midland, Texas 79702
                         -------------------------------------



          and Lessee:    Titan Exploration, Inc.
                         -------------------------------------

                         500 West Texas Avenue
                         -------------------------------------

                         Suite 500
                         -------------------------------------

                         Midland, Texas  79701
                         -------------------------------------


     Base Rent for "Original Space":   $  16,023.92/Month     $ 192,287.00/Year

     Base Rent with "Add-On Space":    $  31,357.92/Month     $ 376,295.00/Year


*Notwithstanding anything contained herein to the contrary, subject to Section 15.2, such Base Rental together with any escalation of rent provided for in the
Lease Agreement, then in effect,  shall be due and payable in    Sixty  (60)
                                                              ---------------
monthly installments and such Base Rent for the Add-On Space may be proportionately paid based upon actual square footage leased under the terms of this Lease.



               LESSOR

         FASKEN CENTER, LTD.
----------------------------------------
      a Texas Limited Partnership
----------------------------------------

By:  550 TEXAS, INC., General Partner,
     a Texas Corporation



By:  Wendell L. Brown, Jr.
     -----------------------------------

     Name:  Wendell L. Brown, Jr.
          ------------------------------

     Title:  Vice President
           -----------------------------



               LESSEE


         TITAN EXPLORATION, INC.
----------------------------------------


By:   /s/  William K. White
   -------------------------------------

   Name:   William K. White
        --------------------------------

   Title:  Vice President
         -------------------------------

                                  EXHIBIT "D"
                                  WORK LETTER

     Lessee accepts the Leased Premises in "as is" condition. All finish out costs shall be at Lessee's sole expense.



Agreed to and accepted this     10th          ,day of   April   ,
                           ------------------        -----------
   1997 .
   ----





               LESSOR

         FASKEN CENTER, LTD.
----------------------------------------
      a Texas Limited Partnership
----------------------------------------

By:  550 TEXAS, INC., General Partner,
     a Texas Corporation



By:  Wendell L. Brown, Jr.
     -----------------------------------

     Name:  Wendell L. Brown, Jr.
          ------------------------------

     Title:  Vice President
           -----------------------------



               LESSEE


         TITAN EXPLORATION, INC.
----------------------------------------


By:   /s/  William K. White
   -------------------------------------

   Name:   William K. White
        --------------------------------

   Title:  Vice President
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                     BUILDING RULES AND AGREED REGULATIONS



1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by any Lessee or used by any Lessee for any purpose other than access to and from such Lessee's Leased Premises and other portions of the building.

2. Plumbing, fixtures and appliances within the building shall be used only for the purposes for which designed and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by a Lessee or such Lessee's agents, employees or invitees, shall be paid by such Lessee and Lessor shall not in any case be responsible therefore.

3. No signs, advertisements, or notices shall be painted or affixed on or to any windows or doors or other part of the building except of such color, size and style in such places as shall be first approved in writing by Lessor. No part of the building shall be defaced by any Lessee. No curtains or other window treatments shall be placed between the glass and the building standard window treatments.

4. Lessor shall provide and maintain an alphabetical directory board for all Lessees in the first floor (main lobby) of the building and no other directory shall be permitted without Lessor's prior written consent prorated for the use of all occupants.

5. Lessor shall provide all locks for doors in each Lessee's leased area, and no Lessee shall place any additional lock or locks on any door in such Lessee's Leased Premises, without Lessor's prior written consent. A reasonable number of keys to the locks on the doors in each Lessee's leased area shall be furnished by Lessor to each Lessee.

6. Construction or building repair work shall be performed by any Lessee only within any such Lessee's Leased Premise and only with the prior written consent of Lessors, and all Lessees will refer all contractors, subcontractors, and suppliers, and their agents, representatives, and technicians, to Lessor for Lessor's supervision, approval and control prior to the performance of any contractual service. This provision shall apply to all construction or building repair work performed in the building including, but not limited to, installations of telephones, telegraph equipment, electrical devices, and attachments, and any and all installations of every nature affecting doors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the building.

7. Movement in or out of the building of furniture or office equipment, or dispatch or receipt by any Lessee of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the building entrances or lobby shall be restricted to such hours as Lessor shall designate. All such movement shall be by persons acceptable to Lessor, and shall be performed under the supervision of Lessor and in the manner agreed between such Lessee and Lessor by prearrangement before initiated by each requesting Lessee with reasonable advance notice and Lessor shall determine and control the time, method, and routing of any permitted movement and any limitations for safety or other concerns which may prohibit any article, equipment or any other item from being brought into the building. Each Lessee assumes all risks of, and agrees to pay and hold Lessor harmless from any loss, cost or expense associated with damage to any articles moved and injury to property and persons engaged or not engaged in such movement, including property and personnel of Lessor if damaged or injured as a result of acts or omissions in connection with carrying out this service for a Lessee, but Lessor shall not be liable for the acts of omission of any person engaged in, or any damage or loss to any of said property or persons resulting from any act or omission in connection with, such service performed for a Lessee.

8.   Lessor shall have the power to prohibit, or prescribe the weight and
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position of safes and other heavy equipment which shall in all cases where permitted, in order to distribute weight, stand on supporting devices approved by Lessor. Each Lessee shall notify Lessor when safes or other heavy equipment are to be taken in or out of the building and the moving shall be done under the supervision of Lessor, all as is more particularly required by Paragraph 7, above.

9. Lessor shall provide janitorial cleaning services. Janitorial service to be made available by Lessor to the Leased Premises shall, to the extent available in the market place, be performed by bonded cleaning and maintenance personnel as is reasonably customary and usual for buildings similar to the building in which the Leased Premises are located, which janitorial services will include: nightly vacuuming, waste removal, dusting of the Leased Premises and general cleaning of public areas. Building porters, employed by the Lessor for miscellaneous daytime cleaning services and other needs of the Lessor may not be called upon by Lessee for services, except when approved by telephone request to Lessor's management office. Approvals by Lessor will be only for short time assistance and solely at the discretion of the Lessor. Lessee shall in no way be responsible to any Lessee or third party for any negligent or willful act of omission of any person or persons performing any cleaning service in the building or any portion thereof, or on the land adjacent thereto.

10. Each Lessee shall cooperate in keeping its Leased Premises neat and clean, and except as expressly authorized in writing by Lessor, Lessees shall not employ any person for the purpose of the building's cleaning and maintenance.

11. No telegraphic, enunciator, or other communication service shall be placed in any Leased Premises except as

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Lessor shall permit, and as to any such service so permitted by Lessor, Lessor will direct the electrician where and how wires are to be introduced and placed. Additionally, no electric current shall be used for heating without Lessor's prior written consent.

12. Lessees shall not make or permit any improper noises in the building or otherwise interfere in any way with other Lessees or persons visiting or doing business with such other Lessees.

13. Nothing shall be swept or thrown into, or placed, discarded or abandoned in, the corridors, halls, elevator shafts or stairways. No animals shall be brought in or kept in, on or about any Lessee's Leased Premises.

14. No machinery excluding machines required for normal business activities of any kind shall be operated by any Lessee in its Leased Premises without the prior written consent of Lessor, nor shall any Lessee use or keep in the building any inflammable or explosive fluid or substance.

15. No portion of any Lessee's Leased Premises shall at any time be used or occupied as sleeping or lodging quarters.

16. Lessor reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time be needful for the safety, protection, care and cleanliness of the building, the operation thereof, the preservation of good order therein and the protection and comfort of the Lessees and their agents, employees and invitees, provided such changes shall be consistently applied to all Lessees of the Building, which rules and regulations, when made and written notice thereof is given to a Lessee, shall be binding upon such Lessee in like manner as if originally herein prescribed.

17. Lessor shall in no event be responsible to any Lessee or other third party for lost or stolen personal property including but not limited to money or jewelry from any of Lessee's Leased Premises (regardless of whether such loss or theft occurs when such area is locked against entry or not) or from any other parts of the building or the land.

18. Lessor shall have the right to delegate all or portions of Lessor's rights and obligations pursuant to these rules and regulations to one or more building managers, and each Lessee shall thereupon recognize and deal with such building manager with respect to these rules and regulations.

19. Building standard hours will be from 7:00 a.m. to 6:00 p.m. Monday through Friday, and from 8:00 a.m. to 2:00 p.m. on Saturday, exclusive of the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

20. Each Lessee will comply and will be responsible for causing its agents, employees and invitees to comply with all signs and notices which Lessor may have caused to be posted in the parking garage, including but not limited to signs pertaining to any reserved or assigned parking spaces. Each Lessee will further be responsible for causing all driving and parking operations conducted by it or its agents, employees, and invitees to be conducted in a reasonable, prudent and safe manner. Lessor shall have the right to designate parking for visitors and Lessee, its agents, and employees shall not park cars, trucks, or any other motor vehicles in parking spaces which are designated visitors parking, Lessee agrees that upon written notice from Lessor it will furnish to Lessor within five (5) days from receipt to such notice the state automobile license numbers assigned to the automobiles of the Lessee and its employees.

21.  Corridor doors, when not in use, shall be kept closed.

22. All changes and amendments to these Rules and Regulations of the Property shall be forwarded by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee.

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